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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 30, 2003


                              DAVE & BUSTER'S, INC.
             (Exact name of registrant as specified in its charter)


        MISSOURI                0000943823                    43-1532756
       (State of             (Commission File               (IRS Employer
     incorporation)               Number)                Identification Number)


                               2481 MANANA DRIVE
                                DALLAS TX 75220
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 357-9588




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits. The following are filed as Exhibits to this Report.

         99.1     Dave & Buster's, Inc. Press Release dated May 30, 2003


ITEM 9. REGULATION FD DISCLOSURE.

               On May 30, 2003, the Company issued a news release regarding the election of a new Senior Vice President - Marketing. A copy of the news release is furnished herewith as Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DAVE & BUSTER'S, INC.



Date:  May 30, 2003                     By:  /s/ W. C. Hammett, Jr.
                                           ------------------------------------
                                        W.C. Hammett, Jr.,
                                        Chief Financial Officer



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Dave & Buster's, Inc. Press Release dated May 30, 2003